UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report: February 7, 2013

Learning Tree International, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-27248	95-3133814
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1831 Michael Faraday Drive, Reston, Virginia		20190
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (703) 709-9119

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On February 7, 2013, Learning Tree International, Inc. (the “Company”) issued a press release setting forth its results for its first quarter of fiscal year 2013, which ended December 28, 2012. A copy of the press release is furnished as Exhibit 99.1 to this report.

Item 7.01 Regulation FD Disclosure.

On February 7, 2013, the Company will hold a question and answer session on the Company’s first quarter of fiscal year 2013 results at 4:30 p.m. (EST). Interested parties are invited to listen to this conference call by accessing the webcast live on the Company’s website www.learningtree.com/investor. The question and answer session will also be available on the Company’s website for replay.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press release issued by Learning Tree International, Inc. dated February 7, 2013 furnished herewith.

The information in this Form 8-K and the exhibit attached hereto pursuant to Item 9.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act by Learning Tree International, Inc., except as expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: February 7, 2013	LEARNING TREE INTERNATIONAL, INC.

	By:	/s/ Max Shevitz
Max Shevitz
President